                                                                     EXHIBIT 4.1

  NUMBER                                                               SHARES
[PW      ]                                                          [         ]
                              PRACTICEWORKS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK                                                  SEE REVERSE FOR
$.01 PAR VALUE                                              CERTAIN DEFINITIONS
                                                            CUSIP 739419 10 9

    THIS CERTIFIES THAT




    IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE EACH,
                                       OF
=========================== PracticeWorks, Inc. ===============================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, By-Laws and all Amendments thereto, to all of which the holder, by acceptance hereof, assents.
  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                              PRACTICE WORKS, INC.
 /s/ James A. Corluna                 [SEAL]                  /s/ James K. Price
SENIOR VICE PRESIDENT,                                   CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER                                       AND PRESIDENT
    AND SECRETARY

COUNTERSIGNED AND REGISTERED:
     STOCKTRANS, INC.
44 W. LANCASTER AVE, ARDMORE, PA 19003
BY
                    TRANSFER AGENT
                    AND REGISTRAR

                AUTHORIZED SIGNATURE

                              PRACTICEWORKS, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                           UNIF GIFT MIN ACT-         Custodian
TEN ENT   -- as tenants by the entireties                                     --------------------------------
JT TEN    -- as joint tenants with right of                                    (Cust)                 (Minor)
             survivorship and not as tenants                             under Uniform Gifts to Minors
             in common                                                   Act
                                                                            ----------------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received,           hereby sell, assign and transfer unto
                   -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     -------------------------------------------

                              -------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON
                              THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

  SIGNATURE(S) GUARANTEED:
                          -----------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.